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                                                                    EXHIBIT 10.1


                              FLOWSERVE CORPORATION
                     ANNUAL INCENTIVE COMPENSATION PLAN FOR
                                SENIOR EXECUTIVES
                AS AMENDED AND RESTATED EFFECTIVE OCTOBER 1, 2000

Flowserve Corporation (the "Company") established the Flowserve Corporation Annual Compensation Plan for Senior Executives (the "Plan") as amended and restated January 1, 1994 and has been operating thereunder. Effective October 1, 2000, the Plan has been amended and restated into two separate plans:

               1)   Flowserve Corporation Annual Stock
                    Incentive Compensation Plan for Senior
                    Executives ("Stock Incentive Plan").

               2.   Flowserve Corporation Annual Cash
                    Incentive Compensation Plan for Senior
                    Executives ("Cash Incentive Plan").

Each Senior Executive in any Plan Year may participate in the Stock Incentive Plan or the Cash Incentive Plan, or both the Stock Incentive Plan and the Cash Incentive Plan. Participation in the Plans is permitted on a pro rata basis so that participation in both plans equals 100%.

As of the Effective Date, all deferred stock awards from the predecessor Plan are transferred to the Stock Incentive Plan and all deferred cash awards are transferred to the Cash Incentive Plan. The distribution of any stock transferred to the Stock Incentive Plan shall only be made in kind.

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                                             Effective Date: October 1, 2000


                              FLOWSERVE CORPORATION
                    ANNUAL STOCK INCENTIVE COMPENSATION PLAN
                              FOR SENIOR EXECUTIVES

I.       PURPOSE

         The purpose of the Flowserve Corporation Annual Stock Incentive Compensation Plan for Senior Executives (hereinafter referred to as the "Plan") is to provide an incentive and reward, in the form of an additional compensation opportunity if certain desired performance results are achieved, to those Senior Executives whose performance may significantly contribute to the management, growth and profitability of the business of the Company and its Subsidiaries and Divisions.

II.      DEFINITIONS

         A.       "BOARD" - The Company's Board of Directors.

         B.       "COMMITTEE" - The Compensation Committee of the Board.

         C. "COMPANY" - Flowserve Corporation, a New York corporation, and its successors in interest.

         D. "DIVISION" - An unincorporated separate business unit of the Company.

         E. "HURDLE RATE" - The financial performance standards set in accordance with Section IV.

         F. "INCENTIVE AWARD" OR "AWARD" - A compensation award determined in accordance with the provisions of Section VII.

         G. "SENIOR EXECUTIVE" - A full-time salaried employee of the Company or a Subsidiary who serves as a Company officer, Company Division President, Subsidiary President or other high level position with the Company or a Subsidiary and, in the opinion of the Committee, is in a position to make a significant contribution to the successful operation of the Company or a Subsidiary.

         H. "PARTICIPANT" - A Senior Executive who is selected by the Committee to participate in the Plan.

         I.       "PLAN YEAR" - The fiscal year ended December 31.

         J. "RETURN ON AVERAGE SHAREHOLDER EQUITY" - The percentage return reported in the Company's applicable annual report to shareholders.

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         K.       "SUBSIDIARY" - Any entity of which more than 50 percent of the voting control is owned, directly or indirectly, by the Company.

         L. "TARGET INCENTIVE AWARD" - A conditional compensation award determined in accordance with the provisions of Section VI.

III.     ADMINISTRATION

         The Plan will be administered by the Committee. No member of the Committee will be eligible to receive a Target Incentive Award while he is a member of the Committee or with respect to any Plan Year during which he was a member of the Committee. The Committee will also have authority to approve amendments to the Plan which do not affect the Awards which may be earned by or payable to the Company's Chief Executive Officer hereunder, provided that no such amendment shall affect any deferred Awards previously earned or any elections previously made by a Participant nor retroactively eliminate nor reduce any benefit hereunder of any participant.

IV.      LIMITATIONS ON INCENTIVE AWARDS

         Prior to the beginning of each Plan Year, the Committee will establish a Hurdle Rate based on a Return on Average Shareholders' Equity. For any Plan Year in which the Return on Average Shareholders' Equity falls below the previously established Hurdle Rate, no Incentive Awards will be paid regardless of the performance of any Division, Subsidiary or Participant. An additional Hurdle Rate will be proposed by the Chief Executive Officer (CEO) and/or the President and approved by the Committee for each Division and Subsidiary unit. No Incentive Awards will be paid to any Participant unless the Division or Subsidiary in which he is employed has met or exceeded its Hurdle Rate.

V.       ELIGIBILITY AND ELECTION TO PARTICIPATE

         Prior to March 1 of each Plan Year, the CEO and/or the President will propose, and the Committee will determine, those current Senior Executives who will be eligible to participate in the Plan for that Plan Year, provided that all Participants who were included in the Plan for the 1993 Plan year will maintain their eligibility for participation, regardless of whether they are a Senior Executive. New Participants may be added to the Plan later during the Plan Year with the approval of the Committee. The addition to this Plan will cause participation of the newly added Participant in other similar incentive plans to cease, and each such plan's target incentive award will be appropriately prorated in that year in a manner satisfactory to the CEO and/or the President in their/his discretion. A Participant may be paid an Incentive Award with respect to a Plan Year after 1993 only if either (i) he is a Senior Executive of the Company or a Subsidiary on the last day of such Plan Year or (ii) subject to the approval of the Committee, he was a Senior Executive of the Company or a Subsidiary on the first day of such Plan Year and termination of his/her employment has taken place (a) as a result of his/her permanent disability or death, (b) as a result of his/her retirement under a retirement plan of the


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         Company or a Subsidiary, or (c) as a result of military or other service with the United States Government. Notwithstanding the foregoing, the Committee may, in its absolute discretion, authorize payment of an Incentive Award to an individual who is not a Senior Executive of the Company or a Subsidiary on the last day of the Plan Year to which such Award relates. No Participant will be eligible to receive an Incentive Award with respect to a particular Plan Year if he was eligible to receive an award under any other cash incentive compensation plan of the Company or a Subsidiary other than the Company's Long-Term Stock and/or Cash Incentive Plans or any other Plan so designated by the Committee, except as provided above with regard to the addition of a Participant to the Plan during the Plan Year. For purposes of the foregoing, the Company's CEO Discretionary Bonus Plan and Equity Incentive Plan are not to be considered an incentive compensation plan. If the Participant elects to participate in the Plan, the Participant must so elect on a form ("Appendix B") to be delivered to, and to be subject to acceptance by the Committee, or the Chief Executive Officer, Chief Administrative Officer or other person designated by the Committee prior to the end of the Plan Year with such election irrevocable after the completion of the Plan Year. If a Participant dies, becomes permanently disabled, retires, or enters military service prior to the payment of an Incentive Award with respect to a particular Plan Year, the amount of the payment of such Incentive Award (whether none, in part, or in full) shall be at the absolute discretion of the Committee. In the case of the death of a Participant, payment of an Incentive Award (if and to the extent authorized by the Committee) shall be made to the Participant's beneficiary. Should a beneficiary die after the Participant but before the benefit has been disbursed, the benefit will be paid to the beneficiary's estate.

VI.      TARGET INCENTIVE AWARDS

         A Target Incentive Award means for each Participant the amount determined by multiplying the midpoint of the Participant's salary range at the beginning of the Plan Year (or in the event a Participant's salary range is changed during the Plan Year, the salary range which was in effect during the majority of the Plan Year) by a target percentage of midpoint salary approved by the Committee prior to the beginning of the Plan Year. In any Plan Year in which actual performance exceeds the target performance objectives established in accordance with Section VII. B., a Participant's Incentive Award may be an amount up to 150% of his/her Target Incentive Award. Conversely, in any Plan Year in which actual performance falls below these target performance objectives, a Participant may receive a reduced Incentive Award, if the actual performance is at least 75% or such other percentage as may be approved by the Committee of target performance for any Plan Year after 1993. Unless otherwise determined by the Committee, actual performance results which range between 75% and 125% or greater of target performance will receive the percentage of target percentage shown on Appendix A-1 for any Plan Year after 1993, as prorated appropriately to reflect actual percentage of attainment. Appendix A-2 sets forth the guideline target percentages for selected Hay Point levels for any Plan Year after 1993, which will be subject to modification by the approval of the Committee for the applicable Plan Year.


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


VII.     DETERMINATION OF INCENTIVE AWARDS

         A. ALLOCATION OF TARGET INCENTIVE AWARDS. The CEO and/or the President will, based on the nature and content of each Participant's position, determine, before March 1 of the Plan Year, the portion of a Participant's Target Incentive Award which may be earned in each of the following categories: quantitative objectives, qualitative objectives and individual performance objectives. The Committee will make such determination with respect to the CEO and/or the President if they/he is/are a Participant.

         B. ESTABLISHMENT OF TARGET PERFORMANCE OBJECTIVES. Prior to or within two (2) months of the beginning of each Plan Year, the CEO and/or the President will propose, and the Committee will determine, Division, Subsidiary and Company target performance objectives, with applicable weightings, based upon goals deemed appropriate for each Division, Subsidiary or the Company.

         C. DETERMINATION OF ACTUAL PERFORMANCE. At the end of each Plan Year, the CEO and/or the President or their/his/her designates, will determine on a percentage basis (i) the extent to which each Division, each Subsidiary and the Company achieved its objectives, and (ii) the extent to which each Participant achieved his/her individual objectives, if any. No Incentive Award will be paid to any Participant who has not received at least a "meets all expectations" or equivalent rating for his/her individual performance review during the Plan Year, provided that the CEO and/or President may establish a higher minimum rating for any Plan Year in his and/or their discretion. The Committee will make such determination with respect to the CEO if he is a Participant.

         D. COMPUTATION OF INCENTIVE AWARDS. A Participant's Incentive Award for any Plan Year will be the sum of the portions of the Target Incentive Award which is earned, as set forth in
                  Section VII. C., above. If proposed by the CEO and/or the President and approved by the Committee, the quantitative objective, the Hurdle Rate, the Target Incentive Award and the Return on Shareholders' Equity may be adjusted up or down when, in the CEO's and/or the President's judgment, any unusual and/or unforeseen events occurred which affected the applicable quantitative results.

                  In calculating an Incentive Award, the amount earned is arrived at by multiplying the portion of the Target Incentive Award allocated to each objective by the percentage of achievement as outlined in Section VII. C., above.

VIII.    FORM OF PAYMENT AWARDS

         Incentive Awards under the Plan may be paid in shares of common stock of the Company ("Shares") or deferred Shares, or in some combination thereof in not less than 10% increments of a total Award. Unless properly deferred under Section IX., all Awards shall be paid as soon as practical after the completion of the applicable Plan Year and the determination of the amount of the applicable Award. All Awards under this Plan shall be increased by fifteen per cent (15%). Except as may be


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

         provided for such "deferred Shares", any issuance of Shares as such payment shall be based upon a determination of the Share's "Average Market Value" on the February 1 next following the end of the applicable Performance Cycle or such other date as is selected by the Committee. "Average Market Value" shall mean the average of the last sale prices of a Share during the period beginning thirty-one days prior to and ending on the date that the value of the Share is to be determined, as reported by the National Association of Securities Dealers, Inc. through NASDAQ, or, in the event that the Shares are listed on an exchange, the average of the last sale prices of a Share on such exchange during such period. The issuance or delivery of Shares pursuant to the Plan shall be subject to, and shall comply with, any applicable requirements of federal and state securities laws, rules and regulations (including, without limitation, the provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder), any securities exchange upon which the Shares may be listed and any other law or regulation applicable thereto. The Company shall not be obligated to issue or deliver any Shares pursuant to the Plan if such issuance or delivery would, in the opinion of the Committee, violate any such requirements. The foregoing shall not, however, be deemed to require the Company to effect any registration of Shares under any such law or regulation, although the Company may elect to do so.

IX.      DISTRIBUTION OF AWARDS

         A. SHARE AWARDS. Share Awards will be paid in full as soon as practicable after the end of the Plan Year.

         B. ELECTION TO DEFER. Each Participant may elect to defer distribution of a Share Award or a portion thereof. The Participant's election to defer must be made either at or before August 31 of the applicable Plan Year. Such election may not be changed after August 31 of the applicable Plan Year. Appendix C is a copy of the election to defer, although the Committee may elect to honor any written communication statement from a Participant which communicates substantially the same election intention. The Committee, in its absolute discretion, may elect to accept any such election applicable to the Plan Year beginning January 1, 1990, January 1, 1991, January 1, 1992 or January 1, 1993 where the Committee (or the Chief Administrative Officer on behalf of the Committee, except in cases involving the Chief Administrative Officer) determines in its absolute discretion that the Participant submitted in good faith an irrevocable election to defer a possible award prior to the commencement of the applicable Plan Year, regardless of the content of any election form or notice.

         C. PARTICIPANTS' ACCOUNTS FOR DEFERRED SHARES AWARD. The Company will establish a separate account for each Participant who has elected to defer his Shares Award, in which the number of Shares of the Participant's deferred


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


                  Shares Award will be maintained. The Company will create this account through a trust established by the Company with the applicable trustee maintaining such Shares pursuant to the trust. The Company reserves the right to fund such account by providing the then cash equivalent of the applicable Share Award (including, if applicable, the fifteen per cent (15%) premium noted in Section VIII.) to such trustee with instructions to such trustee to purchase such Shares for this account on the open market with the Company paying or reimbursing the trustee for any brokerage or other transaction fees. Any dividends paid on the Shares in this account will be credited to a deferred cash award account of the Participant established pursuant to the Flowserve Corporation Annual Cash Incentive Compensation Plan for Senior Executives ("Annual Cash Incentive Plan"). The trustee will have voting rights on all deferred Shares prior to distribution.

         D. UNSECURED ACCOUNT. Any amount credited to the account of a Participant as a deferred Award will represent only an unsecured promise of the Company to pay the amount so credited in accordance with the terms of the Plan. Neither a Participant nor any beneficiary of a Participant will acquire any right, title, or interest in any asset of the Company as a result of any amount credited to a Participant's account. At all times, a Participant's rights with respect to the amount credited to his account will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Participant's account.

         E. DEFERRED PAYMENTS. Deferred Awards will be distributed only in accordance with the following sections.

                  (i) Termination of Employment. In the event a Participant ceases to be employed by the Company or a Subsidiary for any reason other than death or retirement, any deferred Shares Award (earned in respect of any Plan Year ending prior to the Plan Year in which such termination occurs), credited to his account will be distributed in kind in a lump sum payment within 60 days of his termination of employment.

                  (ii) Retirement. In the event a Participant retires under a retirement plan of the Company or a Subsidiary, any deferred Shares Award will be distributed commencing within 60 calendar days of his retirement in accordance with the method of distribution elected by the Participant. If the election is a lump sum, the entire deferred Shares Award will be transferred in kind to the Participant within 60 days of his retirement. If installments have been elected, the aggregate number of Shares held in the separate account for deferred Shares Awards will be divided by the number of installments elected and allocated in equal whole number proportions to be distributed with each installment payment (with any remainder after such equal division to be included in the first installment). All deferred Shares Awards so allocated will be distributed in kind the first payment made within 60 days of retirement and the second and all subsequent installment payments made between January 1 and 15 of each following year. Dividends from any undistributed deferred Shares


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

                           Awards will be credited to the deferred cash award account of the Participant established under the Annual Cash Incentive Plan.

                  (iii) Death. If any portion of a Participant's account remains unpaid at his death, then after his death such amount will be paid (i) to his beneficiary(ies) in accordance with the method of distribution elected by the Participant (following the procedure for lump sum and installment payments set forth above), or
                           (ii) if the Participant has not designated a beneficiary or if the beneficiary predeceases the Participant, to the Participant's estate in a lump sum. Should a beneficiary die after the Participant but before the entire benefit has been disbursed, the Shares benefit will be paid to the beneficiary's estate in a lump sum in kind.

                  (iv) Emergency Distribution. In the event an emergency situation occurs (as defined below) while a Participant is in the employ of the Company or a Subsidiary, the Participant may request the Committee to make an immediate distribution to him from his account. Any such distribution will be solely within the discretion of the Committee and will be limited in an amount to that necessary to meet the emergency and will only be made as an in kind distribution of shares.

                           An emergency situation means a bona fide unexpected financial emergency that is caused by an event beyond the control of the Participant (e.g., a serious family illness or disaster) and would result in severe financial hardship to the Participant if early distribution were not permitted.

X.       DESIGNATION OF BENEFICIARY

         Each Participant, at the time of filing an election to defer an Incentive Award, will designate one or more beneficiaries to whom the Company will make any distribution to be made after the Participant's death. This designation will be made in writing on a form filed with the Company's Senior Vice President and Chief Administrative Officer or other officer designated by the CEO and/or the President. Appendix D is a copy of the Beneficiary Designation to be used for designations under
         Section V. Designations under Section IX. will be made on the Election to defer. If a Participant does not designate a beneficiary, or if no beneficiary is living at the time of distribution, then, except as provided in Section IX. above, the distribution shall be made to a Participant's estate. A Participant may change his/her designated beneficiary(ies) at any time.

XI.      AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

         In addition to the limited power of Plan amendment of the Committee, the Board may at any time amend, suspend or terminate this Plan for any Plan Year prior to the commencement of the Plan year; provided, however, that no such amendment, suspension, or termination will affect the rights of Participants or beneficiaries to receive distributions of deferred Share Awards previously made or the methods of

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         distributing deferred Share Awards which have been elected, nor retroactively eliminate or reduce any benefit hereunder of any Participant.

XII.     GENERAL

         A. All expenses of administering the Plan, including reasonable compensation to the members of the Committee, will be borne by the Company.

         B. No rights under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge or charge of any nature.

         C. Neither the adoption of the Plan nor its operation will in any way affect the right and power of the Company or a Subsidiary to dismiss or discharge any Senior Executive at any time, nor shall any Participant who is dismissed or discharged by the Company have any rights or benefits hereunder, except as determined by the Committee at its discretion.

         D. The Board, the Committee and the CEO and/or the President may rely upon any information supplied to them by any officer of the Company or by the Company's independent public accountants and may rely upon the advice of such accountants or of counsel in connection with the administration of this Plan and will be fully protected in relying upon such information or advice.

XIII.    CLAIMS PROCEDURE

         In the event a Participant has been granted an Incentive Award and such Incentive Award is not paid for any reason, the Participant may file with the Committee a written claim for any payment to which he considers himself entitled. The Committee will review the claim fully and respond in writing as soon as possible following receipt of the Participant's written claim. Appeals of denial of claims shall also be handled by the Committee in a timely manner.

IN WITNESS HEREOF, the Company has caused this restatement to be executed as of the 19th day of January, 2001.

                                   FLOWSERVE CORPORATION


                                   By: /s/ Ronald F. Shuff
                                       --------------------------------------
                                        Ronald F. Shuff
                                        Vice President, Secretary and General
                                        Counsel


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


                                                                    APPENDIX A-1

PERCENTAGE OF TARGET                  PERCENTAGE OF TARGET
PERFORMANCE ACHIEVED                  PERCENTAGE EARNED
     Under 75                                   0
       75                                      40
       85                                      65
       90                                      82
       95                                      92
      100                                     100
      105                                     120
      110                                     135
      115                                     140
      120                                     145
   125 and over                               150


Note: If actual performance achieved falls between two levels noted in first column above, the percentage of target percentage earned will be appropriately prorated.

                                                                    APPENDIX A-2

                                TARGET INCENTIVES

                                  TARGET
HAY POINTS                    INCENTIVE AS %
(JOB SIZE)                     OF MIDPOINT
  960                              30%
 1074                              30%
 1124                              30%
 1292                              35%
 1360                              35%
 1628                              40%
 1688                              45%
 1860                              45%
 2448                              50%
 2540                              55%
 4112                              65%


If a Participant's Hay Points fall between any two Hay Point levels set forth above, the Participant's Target Incentive will be based on the lesser Hay Point level.

                                                                      APPENDIX B

                              FLOWSERVE CORPORATION
                ANNUAL STOCK INCENTIVE PLAN FOR SENIOR EXECUTIVES

                      PARTICIPANT'S ELECTION TO PARTICIPATE

In accordance with the provisions of the Annual Stock Incentive Plan for Senior Executives (the "Plan") of Flowserve Corporation (the "Company"), I elect to participate in the Plan for the Plan Year ended December 31, 200__. Participation in this Plan is on a pro rata basis with the Flowserve Annual Cash Incentive Plan for Senior Executives and represents ___% of my total (100%) participation in both plans.

In making this election, I understand that:

1.   My election may not be changed or revoked after the end of the Plan Year.

2. The number of Shares to be received pursuant to this election will be calculated pursuant to the Plan and, accordingly, will be the equivalent of 115% of the value of the award, based upon the Plan's specified timing of the computation of the cash value of a Share as provided in the Plan.

3.   My election is otherwise subject to the terms of the Plan.

4. The Shares have not been registered under the Securities Act of 1933. Rather, the Shares will be issued in reliance upon the so-called private placement exemption set forth in the Act. I may not sell the Shares unless either they are registered under the Act or unless an exemption from registration is available.

----------------------             ---------------------------------------------
DATE                               SIGNATURE OF PARTICIPANT




Receipt and acceptance acknowledged on behalf of the Compensation Committee.

----------------------             ---------------------------------------------
DATE                               RONALD F. SHUFF
                                   Vice President, Secretary and General Counsel

                                                                      APPENDIX C

                              FLOWSERVE CORPORATION
                ANNUAL STOCK INCENTIVE PLAN FOR SENIOR EXECUTIVES

                         PARTICIPANT'S ELECTION TO DEFER

In accordance with the provisions of the Annual Stock Incentive Plan for Senior Executives (the "Plan") of Flowserve Corporation (the "Company"), I elect:

1. To defer ____% of my payment of Award payable in Shares in the Plan Year ending December 31, 200__.

2. To receive payment of the amount of Shares credited to my deferred award account in the following manner (I have initialed the method I have elected):

               A.   In one lump sum payment in kind distribution of "Shares" (as
     -----          defined in the Plan) upon retirement.

               B.   In ten (10) equal annual installments of Shares commencing
     -----          within 60 calendar days of my retirement.

3. To have any payments required by paragraph 2 above which have not been made to me prior to my death, paid after my death to the following designated person in the same manner as would have been paid to me:


              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------

In making this election, I understand that:

1. My election may not be changed after the beginning of the Plan Year with respect to which my award is earned.

2. My election is subject to the terms of the Plan, which, among other things, requires a lump sum payout in the event of my employment termination for reasons other than retirement or death.

-------------------------              --------------------------------------
DATE                                   SIGNATURE OF PARTICIPANT


The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------

                                       --------------------------------------
                                       RONALD F. SHUFF
                                       VICE PRESIDENT, SECRETARY AND
                                       GENERAL COUNSEL

                                                                      APPENDIX D

                              FLOWSERVE CORPORATION
                ANNUAL STOCK INCENTIVE PLAN FOR SENIOR EXECUTIVES

                      PARTICIPANT'S BENEFICIARY DESIGNATION

In accordance with the provisions of the Annual Stock Incentive Plan for Senior Executives (the "Plan") of Flowserve Corporation (the "Company"), I elect to have any payments which have not been made to me prior to my death, paid after my death to:


              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------



-------------------------              --------------------------------------
DATE                                   SIGNATURE OF PARTICIPANT


The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------

                                       --------------------------------------
                                       RONALD F. SHUFF
                                       VICE PRESIDENT, SECRETARY AND
                                       GENERAL COUNSEL

                                                 Effective Date: October 1, 2000


                              FLOWSERVE CORPORATION
                     ANNUAL CASH INCENTIVE COMPENSATION PLAN
                              FOR SENIOR EXECUTIVES

I.       PURPOSE

         The purpose of the Flowserve Corporation Annual Cash Incentive Compensation Plan for Senior Executives (hereinafter referred to as the "Plan") is to provide an incentive and reward, in the form of an additional compensation opportunity if certain desired performance results are achieved, to those Senior Executives whose performance may significantly contribute to the management, growth and profitability of the business of the Company and its Subsidiaries and Divisions.

II.      DEFINITIONS

         A.       "BOARD" - The Company's Board of Directors.

         B.       "COMMITTEE" - The Compensation Committee of the Board.

         C. "COMPANY" - Flowserve Corporation, a New York corporation, and its successors in interest.

         D. "DIVISION" - An unincorporated separate business unit of the Company.

         E. "HURDLE RATE" - The financial performance standards set in accordance with Section IV.

         F. "INCENTIVE AWARD" OR "AWARD" - A compensation award determined in accordance with the provisions of Section VII.

         G. "SENIOR EXECUTIVE" - A full-time salaried employee of the Company or a Subsidiary who serves as a Company officer, Company Division President, Subsidiary President or other high level position with the Company or a Subsidiary and, in the opinion of the Committee, is in a position to make a significant contribution to the successful operation of the Company or a Subsidiary.

         H. "PARTICIPANT" - A Senior Executive who is selected by the Committee to participate in the Plan.

         I.       "PLAN YEAR" - The fiscal year ended December 31.

         J. "RETURN ON AVERAGE SHAREHOLDER EQUITY" - The percentage return reported in the Company's applicable annual report to shareholders.

         K. "SUBSIDIARY" - Any entity of which more than 50 percent of the voting control is owned, directly or indirectly, by the Company.

         L. "TARGET INCENTIVE AWARD" - A conditional compensation award determined in accordance with the provisions of Section VI.

III.     ADMINISTRATION

         The Plan will be administered by the Committee. No member of the Committee will be eligible to receive a Target Incentive Award while he is a member of the Committee or with respect to any Plan Year during which he was a member of the Committee. The Committee will also have authority to approve amendments to the Plan which do not affect the Awards which may be earned by or payable to the Company's Chief Executive Officer hereunder, provided that no such amendment shall affect any deferred Awards previously earned or any elections previously made by a Participant nor retroactively eliminate nor reduce any benefit hereunder of any participant.

IV.      LIMITATIONS ON INCENTIVE AWARDS

         Prior to the beginning of each Plan Year, the Committee will establish a Hurdle Rate based on a Return on Average Shareholders' Equity. For any Plan Year in which the Return on Average Shareholders' Equity falls below the previously established Hurdle Rate, no Incentive Awards will be paid regardless of the performance of any Division, Subsidiary or Participant. An additional Hurdle Rate will be proposed by the Chief Executive Officer (CEO) and/or the President and approved by the Committee for each Division and Subsidiary unit. No Incentive Awards will be paid to any Participant unless the Division or Subsidiary in which he is employed has met or exceeded its Hurdle Rate.

V.       ELIGIBILITY AND ELECTION TO PARTICIPATE

         Prior to March 1 of each Plan Year, the CEO and/or the President will propose, and the Committee will determine, those current Senior Executives who will be eligible to participate in the Plan for that Plan Year, provided that all Participants who were included in the Plan for the 1993 Plan year will maintain their eligibility for participation, regardless of whether they are a Senior Executive. New Participants may be added to the Plan later during the Plan Year with the approval of the Committee. The addition to this Plan will cause participation of the newly added Participant in other similar incentive plans to cease, and each such plan's target incentive award will be appropriately prorated in that year in a manner satisfactory to the CEO and/or the President in their/his discretion. A Participant may be paid an Incentive Award with respect to a Plan Year after 1993 only if either (i) he is a Senior Executive of the Company or a Subsidiary on the last day of such Plan Year or (ii) subject to the approval of the Committee, he was a Senior Executive of the Company or a Subsidiary on the first day of such Plan Year and termination of his/her employment has taken place (a) as a result of his/her permanent disability or death, (b) as a result of his/her retirement under a retirement plan of the Company or a Subsidiary, or (c) as a result of military or other service with the United States Government. Notwithstanding the foregoing, the Committee may, in its absolute discretion, authorize payment of an Incentive Award to an individual who is not a Senior Executive of the Company or a Subsidiary on the last day of the Plan Year to which such Award relates. No Participant will be eligible to receive an Incentive Award with respect to a particular Plan Year if he was eligible to receive an award under any other cash incentive compensation plan of the Company or a Subsidiary other than the Company's Long-Term Incentive Plan or any other Plan so designated by the Committee, except as provided above with regard to the addition of a Participant to the Plan during the Plan Year. For purposes of the foregoing, the Company's CEO Discretionary Bonus Plan and Equity Incentive Plan are not to be considered an incentive compensation plan. Unless electing to the contrary to participate in the Flowserve Corporation Annual Stock Incentive Compensation Plan for Senior Executives ("Stock Incentive Plan"), all Eligible Participants shall participate in this Plan. If a Participant dies, becomes permanently disabled, retires, or enters military service prior to the payment of an Incentive Award with respect to a particular Plan Year, the amount of the payment of such Incentive Award (whether none, in part, or in full) shall be at the absolute discretion of the Committee. In the case of the death of a Participant, payment of an Incentive Award (if and to the extent authorized by the Committee) shall be made to the Participant's beneficiary. Should a beneficiary die after the Participant but before the benefit has been disbursed, the benefit will be paid to the beneficiary's estate.

VI.      TARGET INCENTIVE AWARDS

         A Target Incentive Award means for each Participant the amount determined by multiplying the midpoint of the Participant's salary range at the beginning of the Plan Year (or in the event a Participant's salary range is changed during the Plan Year, the salary range which was in effect during the majority of the Plan Year) by a target percentage of midpoint salary approved by the Committee prior to the beginning of the Plan Year. In any Plan Year in which actual performance exceeds the target performance objectives established in accordance with Section VII. B., a Participant's Incentive Award may be an amount up to 150% of his/her Target Incentive Award. Conversely, in any Plan Year in which actual performance falls below these target performance objectives, a Participant may receive a reduced Incentive Award, if the actual performance is at least 75% or such other percentage as may be approved by the Committee of target performance for any Plan Year after 1993. Unless otherwise determined by the Committee, actual performance results which range between 75% and 125% or greater of target performance will receive the percentage of target percentage shown on Appendix A-1 for any Plan Year after 1993, as prorated appropriately to reflect actual percentage of attainment. Appendix A-2 sets forth the guideline target percentages for

         Selected Hay Point levels for any Plan Year after 1993, which will be subject to modification by the approval of the Committee for the applicable Plan Year.

VII.     DETERMINATION OF INCENTIVE AWARDS

         A. ALLOCATION OF TARGET INCENTIVE AWARDS. The CEO and/or the President will, based on the nature and content of each Participant's position, determine, before March 1 of the Plan Year, the portion of a Participant's Target Incentive Award which may be earned in each of the following categories: quantitative objectives, qualitative objectives and individual performance objectives. The Committee will make such determination with respect to the CEO and/or the President if they/he is/are a Participant.

         B. ESTABLISHMENT OF TARGET PERFORMANCE OBJECTIVES. Prior to or within two (2) months of the beginning of each Plan Year, the CEO and/or the President will propose, and the Committee will determine, Division, Subsidiary and Company target performance objectives, with applicable weightings, based upon goals deemed appropriate for each Division, Subsidiary or the Company.

         C. DETERMINATION OF ACTUAL PERFORMANCE. At the end of each Plan Year, the CEO and/or the President or their/his/her designates, will determine on a percentage basis (i) the extent to which each Division, each Subsidiary and the Company achieved its objectives, and (ii) the extent to which each Participant achieved his/her individual objectives, if any. No Incentive Award will be paid to any Participant who has not received at least a "meets all expectations" or equivalent rating for his/her individual performance review during the Plan Year, provided that the CEO and/or President may establish a higher minimum rating for any Plan Year in his and/or their discretion. The Committee will make such determination with respect to the CEO if he is a Participant.

         D. COMPUTATION OF INCENTIVE AWARDS. A Participant's Incentive Award for any Plan Year will be the sum of the portions of the Target Incentive Award which is earned, as set forth in
                  Section VII. C., above. If proposed by the CEO and/or the President and approved by the Committee, the quantitative objective, the Hurdle Rate, the Target Incentive Award and the Return on Shareholders' Equity may be adjusted up or down when, in the CEO's and/or the President's judgment, any unusual and/or unforeseen events occurred which affected the applicable quantitative results.

                  In calculating an Incentive Award, the amount earned is arrived at by multiplying the portion of the Target Incentive Award allocated to each objective by the percentage of achievement as outlined in Section VII. C., above.

VIII.    FORM OF PAYMENT AWARDS

         Incentive Awards under the Plan may be paid in cash or deferred cash, or in some combination thereof in not less than 10% increments of a total Award. Unless properly deferred under Section IX., all Awards shall be paid as soon as practical after the completion of the applicable Plan Year and the determination of the amount of the applicable Award. Deferred cash Awards will be paid in accordance with Section IX.

IX.      DISTRIBUTION OF AWARDS

         A. CASH AWARDS. Cash Awards will be paid in full as soon as practicable after the end of the Plan Year.

         B. ELECTION TO DEFER. Each Participant may elect to defer distribution of a cash Award or a portion thereof. The Participant's election to defer must be made either at or before August 31 of the applicable Plan Year. Such election may not be changed after August 31 of the applicable Plan Year. Appendix B is a copy of the election to defer, although the Committee may elect to honor any written communication statement from a Participant which communicates substantially the same election intention. The Committee, in its absolute discretion, may elect to accept any such election applicable to the Plan Year beginning January 1, 1990, January 1, 1991, January 1, 1992 or January 1, 1993 where the Committee (or the Chief Administrative Officer on behalf of the Committee, except in cases involving the Chief Administrative Officer) determines in its absolute discretion that the Participant submitted in good faith an irrevocable election to defer a possible award prior to the commencement of the applicable Plan Year, regardless of the content of any election form or notice.

         C. PARTICIPANTS' ACCOUNTS FOR DEFERRED CASH AWARD. The Company will establish a separate account for each Participant who has elected to defer his cash Award, in which the amount of the Participant's deferred cash Award will be recorded. The Company will credit to each such account, as of the first day of each calendar quarter, interest on the amount then credited to such account, including all previous credits to such account by operation of this Section, computed at an annual rate equal to 120% of the long-term applicable federal rate compounded quarterly as published by the Internal Revenue Service for the beginning month of each calendar quarter. Any dividends paid on shares in the deferred stock account established pursuant to the Annual Stock Incentive Plan will be credited to the aforementioned deferred cash Award account, with interest to be credited to such dividends in the same manner as credited to deferred cash Awards.

         D. UNSECURED ACCOUNT. Any amount credited to the account of a Participant as a deferred cash Award, or as interest paid on such deferred Award, or as dividends paid on shares in a deferred stock account established pursuant to the Annual Stock Incentive Plan with interest, will represent only an unsecured promise of the Company to pay the amount so credited in accordance with the terms of the Plan. Neither a Participant nor any beneficiary of a Participant will acquire any right, title, or interest in any asset of the Company as a result of any amount credited to a Participant's account. At all times, a Participant's rights with respect to the amount credited to his account will be only those of an unsecured creditor of the Company. The Company will not be obligated or required in any manner to restrict the use of any of its assets as a result of any amount credited to a Participant's account.

         E. DEFERRED PAYMENTS. Deferred Awards will be distributed only in accordance with the following sections.

                  (i) Termination of Employment. In the event a Participant ceases to be employed by the Company or a Subsidiary for any reason other than death or retirement, any deferred cash Award (earned in respect of any Plan Year ending prior to the Plan Year in which such termination occurs), and any interest on such Award and any dividends with interest as described in
                           Section IX. C. ("Dividends') credited to his account will be distributed in a lump sum payment within 60 days of his termination of employment.

                  (ii) Retirement. In the event a Participant retires under a retirement plan of the Company or a Subsidiary, any deferred cash Award, and the interest and Dividends on such Award previously or currently credited to his account will be distributed commencing within 60 calendar days of his retirement in accordance with the method of distribution elected by the Participant. If the election is a lump sum, interest and Dividends will be credited to the account pursuant to Section IX. C. through the date of distribution, and the entire deferred cash amount will be paid to the Participant within 60 days of his retirement. If installments have been elected, interest and Dividends will be calculated through the date of retirement pursuant to Section IX. C. and added to the account. The resulting deferred cash Award account total shall be divided equally by the number of installments elected and the first payment made within 60 days of retirement. The second and all subsequent installment payments shall be made between January 1 and 15 of each following year. Interest will continue to accrue to the account pursuant to
                           Section IX. C. on the balance remaining in the Participant's deferred cash Award account until all installments have been paid and will be paid annually with each installment payment.

                  (iii) Death. If any portion of a Participant's account remains unpaid at his death, then after his death such amount will be paid (i) to his beneficiary(ies) in accordance with the method of distribution elected by the Participant (following the procedure for lump sum and installment payments set forth above), or
                           (ii) if the Participant has not designated a beneficiary or if the beneficiary predeceases the Participant, to the Participant's estate in a lump sum. Should a beneficiary die after the Participant but before the entire benefit has been disbursed, the balance of the cash benefit will be paid to the beneficiary's estate in a lump sum.

                  (iv) Emergency Distribution. In the event an emergency situation occurs (as defined below) while a Participant is in the employ of the Company or a

                           Subsidiary, the Participant may request the Committee to make an immediate distribution to him from his account. Any such distribution will be solely within the discretion of the Committee and will be limited in an amount to that necessary to meet the emergency.

                           An emergency situation means a bona fide unexpected financial emergency that is caused by an event beyond the control of the Participant (e.g., a serious family illness or disaster) and would result in severe financial hardship to the Participant if early distribution were not permitted.

X.       DESIGNATION OF BENEFICIARY

         Each Participant, at the time of filing an election to defer an Incentive Award, will designate one or more beneficiaries to whom the Company will make any distribution to be made after the Participant's death. This designation will be made in writing on a form filed with the Company's Senior Vice President and Chief Administrative Officer or other officer designated by the CEO and/or the President. Appendix C is a copy of the Beneficiary Designation to be used for designations under
         Section V. Designations under Section IX. will be made on the Election to defer. If a Participant does not designate a beneficiary, or if no beneficiary is living at the time of distribution, then, except as provided in Section IX. above, the distribution shall be made to a Participant's estate. A Participant may change his/her designated beneficiary(ies) at any time.

XI.      AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

         In addition to the limited power of Plan amendment of the Committee, the Board may at any time amend, suspend or terminate this Plan for any Plan Year prior to the commencement of the Plan year; provided, however, that no such amendment, suspension, or termination will affect the rights of Participants or beneficiaries to receive distributions of deferred Awards previously made or the methods of distributing deferred Awards which have been elected, nor retroactively eliminate or reduce any benefit hereunder of any Participant.

XII.     GENERAL

         A. All expenses of administering the Plan, including reasonable compensation to the members of the Committee, will be borne by the Company.

         B. No rights under the Plan, contingent or otherwise, will be transferable, assignable or subject to any encumbrance, pledge or charge of any nature.

         C. Neither the adoption of the Plan nor its operation will in any way affect the right and power of the Company or a Subsidiary to dismiss or discharge any Senior Executive at any time, nor shall any Participant who is dismissed or discharged by the Company have any rights or benefits hereunder, except as determined by the Committee at its discretion.

         D. The Board, the Committee and the CEO and/or the President may rely upon any information supplied to them by any officer of the Company or by the Company's independent public accountants and may rely upon the advice of such accountants or of counsel in connection with the administration of this Plan and will be fully protected in relying upon such information or advice.

XIII.    CLAIMS PROCEDURE

         In the event a Participant has been granted an Incentive Award and such Incentive Award is not paid for any reason, the Participant may file with the Committee a written claim for any payment to which he considers himself entitled. The Committee will review the claim fully and respond in writing as soon as possible following receipt of the Participant's written claim. Appeals of denial of claims shall also be handled by the Committee in a timely manner.

IN WITNESS HEREOF, the Company has caused this restatement to be executed as of the 19th day of January, 2001.

                               FLOWSERVE CORPORATION

                               By:  /s/ Ronald F. Shuff
                                   ------------------------------------------
                                   Ronald F. Shuff
                                   Vice President, Secretary and General Counsel

                                                                    APPENDIX A-1

PERCENTAGE OF TARGET          PERCENTAGE OF TARGET
PERFORMANCE ACHIEVED           PERCENTAGE EARNED
       Under 75                        0
         75                           40
         85                           65
         90                           82
         95                           92
        100                          100
        105                          120
        110                          135
        115                          140
        120                          145
     125 and over                    150


Note: If actual performance achieved falls between two levels noted in first column above, the percentage of target percentage earned will be appropriately prorated.

                                                                    APPENDIX A-2

                                TARGET INCENTIVES

                            TARGET
 HAY POINTS             INCENTIVE AS %
 (JOB SIZE)              OF MIDPOINT
   960                       30%
  1074                       30%
  1124                       30%
  1292                       35%
  1360                       35%
  1628                       40%
  1688                       45%
  1860                       45%
  2448                       50%
  2540                       55%
  4112                       65%


If a Participant's Hay Points fall between any two Hay Point levels set forth above, the Participant's Target Incentive will be based on the lesser Hay Point level.

                                                                      APPENDIX B

                              FLOWSERVE CORPORATION
                ANNUAL CASH INCENTIVE PLAN FOR SENIOR EXECUTIVES

                         PARTICIPANT'S ELECTION TO DEFER

In accordance with the provisions of the Annual Cash Incentive Plan for Senior Executives (the "Plan") of Flowserve Corporation (the "Company"), I elect:

1. To defer _____% of my payment of Award payable in cash for the Plan Year ending December 31, 200__.

2. To receive payment of the amount credited to my deferred award account in the following manner (I have initiated the method I have elected):

               A.   In one lump sum payment of cash.
     -----
     -----     B.   In ten (10) equal annual installments of cash commencing
                    within 60 calendar days of my retirement.

3. To have any payments required by paragraph 2 above which have not been made to me prior to my death, paid after my death to the following designated person in the same manner as would have been paid to me:


              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------


In making this election, I understand that:

1. My election may not be changed after the beginning of the Plan Year with respect to which my award is earned.

2. My election is subject to the terms of the Plan, which, among other things, requires a lump sum payout in the event of my employment termination for reasons other than retirement or death.


-------------------------               --------------------------------------
DATE                                    SIGNATURE OF PARTICIPANT


The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------


                                        ---------------------------------------
                                        RONALD F. SHUFF
                                        VICE PRESIDENT, SECRETARY AND
                                        GENERAL COUNSEL

                                                                      APPENDIX C

                              FLOWSERVE CORPORATION
                ANNUAL CASH INCENTIVE PLAN FOR SENIOR EXECUTIVES

                      PARTICIPANT'S BENEFICIARY DESIGNATION

In accordance with the provisions of the Annual Cash Incentive Plan for Senior Executives (the "Plan") of Flowserve Corporation (the "Company"), I elect to have any payments which have not been made to me prior to my death, paid after my death to:


              ----------------------------------------------------

              ----------------------------------------------------

              ----------------------------------------------------


-------------------------               --------------------------------------
DATE                                    SIGNATURE OF PARTICIPANT


The undersigned acknowledges receipt of the above election on                 .
                                                              ----------------


                                        ---------------------------------------
                                        RONALD F. SHUFF
                                        VICE PRESIDENT, SECRETARY AND
                                        GENERAL COUNSEL